UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 24, 2007

UNITED RETAIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-19774	51-0303670
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

365 West Passaic Street
Rochelle Park, NJ 07662	07662
(Address of Principal Executive Offices)	(Zip Code)

(201) 845-0880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On October 24, 2007, in lieu of making awards of compensation under its 2006 Equity-Based Compensation and Performance Incentive Plan (the “2006 Plan”), United Retail Group, Inc., a Delaware corporation (the “Company”), adopted a Fall 2007 Incentive Compensation Plan with respect to the Fall 2007 season (the “Fall 2007 Plan”) and performance targets for incentive compensation awards (the “Awards”) with respect to the six-month selling season ending February 2, 2008.  The Fall 2007 Plan is the same in all material respects to the 2006 Plan, except that neither the Fall 2007 Plan nor any of the Awards issued thereunder provide for any guaranteed incentive compensation payout by reason of a change of control of the Company or any of its subsidiaries.

The foregoing description of the Fall 2007 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Fall 2007 Plan, a copy of which is attached as Exhibit 10.2 to this report and is incorporated in this report by reference.

Item 5.01.       Changes in Control of Registrant.

On September 10, 2007, the Company, Redcats USA, Inc., a Delaware corporation (“Redcats”), and Boulevard Merger Sub, Inc., a newly formed Delaware corporation and a wholly owned subsidiary of Redcats (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the merger of Merger Sub with and into the Company (the “Merger”).  On September 25, 2007, pursuant to the Merger Agreement, Merger Sub commenced a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), together with the associated rights pursuant to the Company’s Rights Agreement, dated as of September 14, 1999, by and between the Company and the Continental Stock Transfer & Trust Company, as amended (together with the Common Stock, the “Shares”), at a price per share equal to $13.70, net to the sellers in cash, upon the terms and subject to the conditions disclosed in the Offer to Purchase on Schedule TO filed by Redcats and Merger Sub with the United States Securities and Exchange Commission on September 25, 2007, as amended or supplemented from time to time (the “Offer to Purchase”).

The initial offering period for the Offer expired at 12:00 midnight, New York City time, at the end of Tuesday, October 23, 2007.  On October 24, 2007, Redcats announced that, as of that date, approximately 12,048,037 million Shares (approximately 83.95% of the Company’s outstanding Shares) were validly tendered and not withdrawn pursuant to the Offer (including 723,622 Shares tendered by notice of guaranteed delivery), and that Merger Sub had accepted such Shares for payment.  Merger Sub also commenced a subsequent offering period for all remaining Shares.  During the subsequent offering period, Merger Sub announced that Shares will be accepted for payment as they are tendered at a price per share equal to $13.70, net to the sellers in cash.  The subsequent offering period will expire at 5 p.m., New York City time, on October 31, 2007.

Based on the per Share consideration of $13.70 and the number of Shares tendered into the Offer, $165,058,106.90 will be used to purchase the 12,048,037 Shares tendered into the Offer (including 723,622 Shares tendered by notice of guaranteed delivery).  The Offer to Purchase also states that Redcats has available the necessary funds from its ongoing free cash and its affiliates to complete the Offer and Merger, and will cause Merger Sub to have sufficient funds available to complete the Offer and Merger.  Following acceptance of the Shares validly tendered and not withdrawn (including Shares tendered by notice of guaranteed delivery), Redcats and Merger Sub owned approximately 83.95% of the outstanding Shares.

All stockholders who did not tender their Shares during the Offer and do not tender their Shares during the subsequent offering period (other than stockholders who validly perfect appraisal rights under Delaware law) will be entitled to receive $13.70 in cash, without interest, for each Share held as of immediately prior to the effective time of the Merger.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with their terms, the amended employment agreements of Raphael Benaroya, the Company’s Chairman of the Board, President and Chief Executive Officer, George Remeta, the Company’s Vice Chairman and Chief Administrative Officer, and Kenneth Carroll, the Company’s Senior Vice President-General Counsel and Secretary, became effective upon completion of the Offer.

Item 8.01.       Other Events.

On October 24, 2007, Redcats issued a press release announcing the completion of the initial Offer period and the commencement of the subsequent offering period.  A copy of Redcats’ press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
United Retail Group, Inc., 2006 Equity-Based Compensation and Performance Incentive Plan (filed as an appendix to the Company’s Definitive Proxy Statement on Schedule 14A, filed on May 3, 2006, and incorporated herein by reference).

10.2	United Retail Group, Inc., Fall 2007 Incentive Compensation Plan.
10.3	Form of Fall 2007 Incentive Compensation Award Agreement.
10.4
Restated Employment Agreement between United Retail Group, Inc. and Raphael Benaroya, dated as of June 15, 2007 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated as of July 19, 2007, and incorporated herein by reference).

10.5
Restated Employment Agreement between United Retail Group, Inc. and George Remeta dated as of June 15, 2007 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated as of July 19, 2007, and incorporated herein by reference).

10.6
Restated Employment Agreement between United Retail Group, Inc. and Kenneth Carroll dated as of June 15, 2007 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated as of July 19, 2007, and incorporated herein by reference).

10.7
Amendment to Employment Agreement, by and between United Retail Group, Inc., Redcats USA, Inc. and Raphael Benaroya, dated as of September 10, 2007 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated as of September 12, 2007, and incorporated herein by reference).

10.8
Amendment to Employment Agreement, by and between United Retail Group, Inc., Redcats USA, Inc. and George Remeta, dated as of September 10, 2007 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated as of September 12, 2007, and incorporated herein by reference).

10.9
Amendment to Employment Agreement, by and between United Retail Group, Inc., Redcats USA, Inc. and Kenneth Carroll, dated as of September 10, 2007 (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, dated as of September 12, 2007, and incorporated herein by reference).

99.1	Press Release, issued by Redcats USA, Inc., dated October 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 25, 2007

UNITED RETAIL GROUP, INC.

By:	/s/ George R. Remeta
George R. Remeta
Chief Administrative Officer

EXHIBIT INDEX
Exhibit No.         Description

Exhibit No.	Description
10.1
United Retail Group, Inc., 2006 Equity-Based Compensation and Performance Incentive Plan (filed as an appendix to the Company’s Definitive Proxy Statement on Schedule 14A, filed on May 3, 2006, and incorporated herein by reference).

10.2	United Retail Group, Inc., Fall 2007 Incentive Compensation Plan.
10.3	Form of Fall 2007 Incentive Compensation Award Agreement.
10.4
Restated Employment Agreement between United Retail Group, Inc. and Raphael Benaroya, dated as of June 15, 2007 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated as of July 19, 2007, and incorporated herein by reference).

10.5
Restated Employment Agreement between United Retail Group, Inc. and George Remeta dated as of June 15, 2007 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated as of July 19, 2007, and incorporated herein by reference).

10.6
Restated Employment Agreement between United Retail Group, Inc. and Kenneth Carroll dated as of June 15, 2007 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated as of July 19, 2007, and incorporated herein by reference).

10.7
Amendment to Employment Agreement, by and between United Retail Group, Inc., Redcats USA, Inc. and Raphael Benaroya, dated as of September 10, 2007 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated as of September 12, 2007, and incorporated herein by reference).

10.8
Amendment to Employment Agreement, by and between United Retail Group, Inc., Redcats USA, Inc. and George Remeta, dated as of September 10, 2007 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated as of September 12, 2007, and incorporated herein by reference).

10.9
Amendment to Employment Agreement, by and between United Retail Group, Inc., Redcats USA, Inc. and Kenneth Carroll, dated as of September 10, 2007 (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, dated as of September 12, 2007, and incorporated herein by reference).

99.1	Press Release, issued by Redcats USA, Inc., dated October 24, 2007.